                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ Leland C. Launer, Jr.
-------------------------------------
Director

Leland C. Launer, Jr.
Name (Typed or printed)

Date February 10, 2006

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ Georgette A. Piligian
-------------------------------------
Director

Georgette A. Piligian
Name (Typed or printed)

Date February 10, 2006

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ Stuart I. Greenbaum
-------------------------------------
Director

Stuart I. Greenbaum
Name (Typed or printed)

Date February 10, 2006

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ Joseph A. Reali
-------------------------------------
Director

Joseph A. Reali
Name (Typed or printed)

Date February 10, 2006

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ William J. Bartlett
-------------------------------------
Director

William J. Bartlett
Name (Typed or printed)

Date February 10, 2006

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ Alan C. Henderson
-------------------------------------
Director

Alan C. Henderson
Name (Typed or printed)

Date February 10, 2006

                                                                    Exhibit 24.1

                   REINSURANCE GROUP OF AMERICA, INCORPORATED

                                POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2005 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature


/s/ J. Cliff Eason
-------------------------------------
Director

J. Cliff Eason
Name (Typed or printed)

Date February 10, 2006